Exhibit 10.8

PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT

THIS PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT (this “Agreement”) is made this 30th day of April, 2010 by LIQUIDITY SERVICES, INC., a corporation organized under the laws of the State of Delaware (the “Borrower”) in favor of BANK OF AMERICA, N.A., a national banking association, its successors and assigns (the “Lender”).

RECITALS

A.            Borrower has applied to the Lender for a revolving credit facility in the maximum principal amount of Thirty Million Dollars ($30,000,000) and, as part of that revolving credit facility, a letter of credit facility in the maximum principal amount of Ten Million Dollars ($10,000,000) (collectively, the “Credit Facilities”), which is to be advanced pursuant to the terms of a Financing and Security Agreement of even date herewith by and between the Borrower and the Lender (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Financing Agreement”).

B.            As a condition precedent to making advances under the Credit Facilities, the Lender required that Borrower, secure the payment and performance of all of the Obligations by the execution of this Agreement.

C.            All defined terms used in this Agreement and not defined in this Agreement shall have the meaning given to such terms in the Financing Agreement.  As used in this Agreement, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Lender hereby agree as follows:

ARTICLE I
SECURITY

Section 1.1             Collateral.

As security for the prompt and full payment and performance of all of the Obligations, and as security for the prompt and full performance of all of the obligations of the Borrower under this Agreement and all of the Obligations under the Financing Agreement and all of the other Financing Documents, whether now in existence or hereafter created and whether joint, several, or both, primary, secondary, direct, contingent or otherwise, the Borrower hereby pledges, assigns and grants to the Lender a first priority security interest in, assignment of, and lien on, the following property of the Borrower (collectively, the “Collateral”), whether now existing or hereafter created or arising:

(a)           all rights, title and interest in and to and as a member of Surplus Acquisition Venture, LLC (the “LLC”) under the LLC’s operating agreement as the same may have been or may be amended, supplemented, restated, or otherwise modified at any time and from time to time (the “Operating Agreement”);

(b)           all rights as a member of LLC to receive from LLC any and all cash and non-cash distributions (regardless of how such distributions are classified and including any and all distributions-in-kind and liquidating distributions), profits, losses, income, revenue, returns of capital, repayments of any loans made by Borrower to the LLC (including interest and fees with respect to such loans), and any and all development, management and similar fees payable by the LLC to Borrower of any kind or nature whatsoever, together with any and all other rights and property interests including, but not limited to, accounts, contract rights, instruments and general intangibles arising out of, under or relating to the LLC and/or the Operating Agreement;

(c)           all other or additional equity or debt interests, other securities or property (including cash) paid or distributed in respect of the LLC by way of any spin-off, merger, consolidation, dissolution, combination, reclassification or exchange of equity interests, asset sales, or similar rearrangement or reorganization; and

(d)           all proceeds and products (both cash and non-cash) of the foregoing, whether now or hereafter arising under any of the foregoing.

Section 1.2             Rights of the Lender in the Collateral.

The Borrower agrees that with respect to the Collateral the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code, as well as those provided by law and/or in this Agreement.  Notwithstanding the fact that the proceeds of the Collateral constitute part of the Collateral, the Borrower may not dispose of the Collateral, or any part thereof, without the prior written consent of the Lender.

Section 1.3             Registration of Pledge.

The Borrower agrees, by Notice of Pledge in substantially the form attached to this Agreement as Exhibit A, to notify the LLC immediately of the pledge, assignment and security agreement under this Agreement and issue the Initial Transaction Statement in substantially the form attached to this Agreement as Exhibit B.  The Borrower hereby authorizes and directs the LLC to (i) make, following written notice to do so by the Lender (after the occurrence of an Event of Default), direct payment to the Lender of any amounts due or to become due to the Borrower with respect to the Collateral and (ii) comply with all instructions originated by the Lender without further consent by the Borrower.  The Borrower acknowledges that the Lender has control over the Collateral within the meaning of Section 8-106 of the Uniform Commercial Code.

Section 1.4             Rights of the Borrower in the Collateral.

Until the occurrence of an Event of Default (as hereinafter defined), the Borrower shall be entitled (a) to vote all ownership or equity interests, (b) to give consents, waivers and ratification to any and all actions of the LLC requiring member approval, and (c) to receive all cash and non-cash distributions which may be paid on account of the Collateral and which are not otherwise prohibited by the Financing Agreement, this Agreement or any of the other

Financing Documents.  Any cash distribution payable in respect of the Collateral which represents, in whole or in part, a return of capital or is paid in violation of this Agreement, the Financing Agreement or any of the other Financing Documents shall be received by the Borrower in trust for the Lender, shall be paid immediately to the Lender and shall be retained by the Lender as part of the Collateral.

The Borrower covenants and agrees that no distribution or other benefit with respect to the Collateral shall be received by or for the benefit of the Borrower, and no vote shall be cast or member’s consent, waiver or ratification given or action taken by the Borrower in its capacity as a member of the LLC, which would violate or be inconsistent with any of the terms and provisions of this Agreement or the Financing Agreement or which would materially impair the position or interest of the Lender in the Collateral or dilute the percentage of the equity interests in the LLC pledged to the Lender.

Section 1.5             Obligations Hereunder Primary.

The obligations and liabilities of the Borrower under this Agreement shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that the Borrower may have against the Lender or any other obligor and shall not be conditional or contingent upon pursuit or enforcement by the Lender of any remedies it may have against any other person with respect to the Obligations.

Section 1.6             Authorization to File Financing Statements.

The Borrower hereby authorizes Lender to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Lender’s interest or rights in the Collateral hereunder.

Section 1.7             Waiver of Restrictions on Transfer of Collateral.

The Borrower hereby unconditionally, irrevocably and expressly waives any restrictions to the transfer or assignment of the Collateral as provided for in the Operating Agreement as well as any other provisions therein which may limit or restrict the assignment as set forth in this Agreement.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

To induce the Lender to make the Credit Facilities available to the Borrower under the Financing Agreement, the Borrower represents and warrants to the Lender, as follows:

Section 2.1             Percentage Ownership.

The ownership interests assigned as part of the Collateral represent one hundred percent (100%) of the ownership interests of the LLC.

Section 2.2             No Amendments.

The Operating Agreement provided to Lender has not been amended, modified, restated, substituted, extended or renewed.

Section 2.3             Operating Agreement.

The Borrower has furnished the Lender with a true and complete copy of the executed Operating Agreement.  The Borrower hereby agrees that the execution of this Agreement shall constitute the approval of the majority of the members required under Section 9.1 of the Operating Agreement.

Section 2.4             Title to Properties.

The Borrower has good and marketable title to the Collateral.  The Borrower has legal, enforceable and uncontested rights to use freely such property and assets.  The Borrower is the sole owner of all of the Collateral, free and clear of all security interests, pledges, voting trusts, agreements, liens, claims and encumbrances whatsoever, other than the security interest, assignment and lien granted under this Agreement.  The ownership interests assigned as Collateral are subject to no outstanding options or other requirements with respect to such interests.

Section 2.5             Perfection and Priority of Collateral.

The Lender has, or upon execution and delivery of this Agreement and recording of the financing statements executed by the Borrower, will have, and will continue to have as security for the Obligations, a valid and perfected, first priority, lien on and security interest in all of the Collateral, free of all other liens, claims and rights of third parties whatsoever.

Section 2.6             LCC Interests.

None of the pledged ownership interests of the LLC are in certificated form.

ARTICLE III
COVENANTS

Until payment in full and the performance of all of the Obligations and all of the obligations of the Borrower hereunder or secured hereby, the Borrower covenants and agrees with the Lender as follows:

Section 3.1             Delivery of Collateral.

Borrower will not allow any of the ownership interests of the LLC to become certificated without the Lender’s prior written consent.  If Lender provides such consent and the ownership interests of the LLC are certificated, the Borrower shall deliver immediately to the Lender any certificates representing ownership interests in the LLC, and all instruments, items of payment and other Collateral received by the Borrower and executed irrevocable, undated and blank membership powers, substantially in the form attached to this Agreement as Exhibit C, for all of the assigned LLC interests.  All Collateral at any time received or held by the Borrower shall be received and held by the Borrower in trust for the benefit of the Lender, and shall be kept separate and apart from, and not commingled with, the Borrower’s other assets.

Section 3.2             Defense of Title and Further Assurances.

The Borrower will do or cause to be done all things necessary to preserve and to keep in full force and effect its interests in the Collateral, and shall defend, at its sole expense, the title to the Collateral and any part thereof.  Further, the Borrower shall promptly, upon request by the Lender, execute, acknowledge and deliver any financing statement, endorsement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document as the Lender may reasonably require in order to perfect, preserve, maintain, protect, continue, realize upon, and/or extend the lien and security interest of the Lender under this Agreement and the priority thereof.  Borrower shall pay to the Lender upon demand all taxes, costs and expenses (including but not limited to reasonable attorney’s fees) incurred by the Lender in connection with the preparation, execution, recording and filing of any such document or instrument mentioned aforesaid.  Borrower hereby irrevocably appoints the Lender as its attorney-in-fact, with power of substitution from time to time, to take such actions as are described in this Section as well as any other action which Borrower is required to take under this Agreement or under any of the other Financing Documents.

Section 3.3             Operating Agreement.

Borrower shall cause LLC to obtain the Lender’s written consent before amending, modifying, restating, substituting, extending or renewing the Operating Agreement.  Borrower shall not sell or transfer any membership interest in the LLC without the Lender’s prior written consent.

Section 3.4             Compliance with Laws.

The Borrower shall comply with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the non-observance of which would reasonably be expected to have a Material Adverse Effect.

Section 3.5             Protection of Collateral.

The Borrower agrees that the Lender may at any time take such steps as the Lender deems reasonably necessary to protect the Lender’s interest in, and to preserve the Collateral.  The Borrower agrees to cooperate fully with the Lender’s efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Lender may in good faith direct.  All of the Lender’s expenses of preserving the Collateral, including, without limitation, reasonable attorney’s fees, shall be part of the Enforcement Costs.

Section 3.6             Certain Notices.

The Borrower will promptly notify the Lender in writing of any Event of Default and of any litigation, regulatory proceeding, or other event which would reasonably be expected to have a Material Adverse Effect.

Section 3.7             Books and Records; Information.

(a)           The Borrower shall maintain proper books and records in which full, true and correct entries are made of all dealings and transactions in relation to the Collateral and which reflect the lien of the Lender thereon.

(b)           The Borrower agrees that the Lender may from time to time and at its option (i) require the Borrower to, and the Borrower shall, periodically deliver to the Lender records and schedules, which show the status of the Collateral and such other matters which affect the Collateral, as well as copies of Borrower’s tax returns and filings; (ii) verify the Collateral and inspect the books and records of the Borrower and make copies thereof or extracts therefrom; (iii) notify any prospective buyers or transferees of the Collateral or any other Persons of the Lender’s interest in the Collateral; and (iv) disclose to prospective buyers or transferees from the Lender any and all information regarding the LLC, the Collateral and/or the Borrower.

Section 3.8             Disposition of Collateral.

The Borrower will not sell, discount, allow credits or allowances, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Collateral or any part thereof.

Section 3.9             Distributions.

The Borrower shall receive no dividend or distribution or other benefit with respect to the LLC, and shall not vote, consent, waive or ratify any action taken, which would violate or be inconsistent with any of the terms and provisions of this Agreement, the Financing Agreement or any of the other Financing Documents.  The Borrower authorizes and directs the LLC to make all distributions and other payments constituting a part of the Collateral directly to the Lender upon written request of the Lender, without any additional authorization by the Borrower, after the occurrence of an Event of Default (as hereinafter defined).  In the event any distribution or other payment constituting a part of the Collateral is received by the Borrower after the occurrence of an Event of Default, the Borrower shall immediately remit such distribution or payment to the Lender, together with any necessary endorsement or assignment.  All amounts received by the Lender in accordance with this Section 3.9 shall, at the Lender’s option, be held as additional collateral for the Obligations or applied to the repayment of the Obligations, in such order and manner as the Lender may determine and without regard to the existence of an Event of Default.

Section 3.10           Liens.

The Borrower will not create, incur, assume or suffer to exist any lien upon any of the Collateral, other than liens in favor of the Lender.

Section 3.11           Taxes.

The Borrower shall cause the LLC to pay all taxes and similar charges imposed upon or assessed against the LLC or any of the LLC’s property prior to the date on which penalties are attached thereto.

Section 3.12           Insurance.

The Borrower shall cause the LLC to maintain adequate insurance with respect to the LLC’s property in conformity with prudent business practices.

ARTICLE IV
DEFAULT AND RIGHTS AND REMEDIES

Section 4.1             Events of Default.

The occurrence of any one or more of the following events which continues beyond any applicable cure period shall constitute an “Event of Default” under the provisions of this Agreement:

4.1.1        Default under Financing Agreement.

An Event of Default (as that term is defined in the Financing Agreement) shall occur under the Financing Agreement.

4.1.2        Default under this Agreement.

Borrower shall fail to duly perform, comply with or observe any of the terms, conditions or covenants of this Agreement.

4.1.3        Breach of Representations and Warranties.

Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for Borrower), financial statement or other document furnished by Borrower or its agents or representatives in connection with this Agreement, any of the other Financing Documents, or the Obligations or the other obligations secured by this Agreement, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

4.1.4        Failure to Comply with Covenants.

The failure of Borrower to perform, observe or comply with any covenant, condition or agreement contained in this Agreement.

4.1.5        Liquidation, Termination, Dissolution of LLC.

The LLC is dissolved either pursuant to the provisions of its Operating Agreement, by operation of law, or in any other manner, voluntarily or otherwise; the Operating Agreement of the LLC is terminated pursuant to any of its provisions or by operation of law, or amended or modified in any manner; member of the LLC sells, assigns, mortgages, pledges, hypothecates, transfers, encumbers, permits to be encumbered or otherwise disposes of any or all of his, her or its interest in the LLC or withdraws voluntarily or involuntarily (by operation of law or otherwise) from the LLC; any new member is admitted to the LLC, in each case, without the prior consent of the Lender.

Section 4.2             Remedies.

Upon the occurrence of any Event of Default, the Lender may at any time thereafter exercise any one or more of the following rights, powers or remedies:

4.2.1        Accelerate Obligations.

The Lender may declare all or any portion of the Obligations to be immediately due and payable, without notice to Borrower and without demand, protest or notice of protest or dishonor.

4.2.2        Legal Proceedings.

The Lender may proceed to protect or enforce the Lender’s rights by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants herein contained or of any other agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise or execution of any right, remedy or power granted herein or by law.

4.2.3        Uniform Commercial Code.

The Lender shall have all of the rights and remedies of a secured party under Title 9 of the Uniform Commercial Code and other applicable Laws and in connection therewith may exercise all or any of the rights, powers and remedies of a secured party under Title 9 of the Uniform Commercial Code.  Any notification of a sale or other disposition of all or any part of the Collateral required pursuant to Section 9-504 of Title 9 of the Uniform Commercial Code shall be deemed commercially reasonable if sent in accordance with Section 5.1 (Notices) at least ten (10) days prior to the sale or other disposition.  Upon demand by the Lender, the Borrower shall assemble the Collateral and all books and records and make it available to the Lender, at a place designated by the Lender.  The Lender or its agents may without notice from time to time enter upon the Borrower’s premises to take possession of the Collateral and all books and records, to remove it, or otherwise to prepare it for sale, or to sell or otherwise dispose of it.

4.2.4        Sale or Other Disposition of Collateral.

The Lender may sell or redeem the Collateral, or any part thereof, in one or more sales, at public or private sale, conduct by any officer or agent of, or auctioneer or attorney for, the Lender, at the Lender’s place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as the Lender shall, in its sole discretion, determine, and the Lender may be the purchaser of any or all of the Collateral so sold.

Further:

(a)           Each purchaser of all or any portion of the Collateral (including the Lender) at any such sale shall hold the Collateral so sold, absolutely free from any claim or right of whatsoever kind, including, without limitation, any equity or right of redemption, of the Borrower, which the Borrower hereby specifically waives, to the extent it may lawfully do so, all rights of redemption, stay or appraisal which the Borrower has or may have under any rule of law or statute now existing or hereafter adopted.

(b)           Any written notice required by law of any sale, public or private, of all or any part of the Collateral shall be deemed in all circumstances to have been given in a commercially reasonable manner if sent at least ten (10) days prior to such sale by mail to the Borrower at the address for the Borrower set forth in Section 5.1 (Notices).  At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels.  The Lender shall not be obligated to make any sale pursuant to any such notice.  In case of any sale of all or any part of the Collateral for credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold under and pursuant to the provisions hereof.  The Lender, as attorney-in-fact, pursuant to Section 3.2 (Defense of Title), may, in the name and stead of the Borrower, make and execute all conveyances, assignments and transfers of the Collateral sold pursuant to this Section.  The Borrower shall, if so requested by the Lender, ratify and confirm any sale or sales by executing and delivering to the Lender, or to such purchaser or purchasers, all such documents as may, in the judgment of the Lender, be advisable for the purpose.

(c)           If any consent, approval, or authorization of any Governmental Authority or any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, the Borrower agrees to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

(d)           The Borrower recognizes that the Lender may be unable to effect a public sale of all or a part of the Collateral consisting of “securities” by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and other applicable federal and state Laws.  The Lender may, therefore, in its discretion, take such steps as it may deem appropriate to comply with such Laws and may, for example, at any sale of the Collateral consisting of securities restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the Persons making such purchases represent and agree to the satisfaction of the Lender that they are purchasing such securities for their account, for investment, and not with a view to the distribution or resale of any thereof.  The Borrower covenants and agrees to do or cause to be done promptly all such acts and things as the Lender may request from time to time and as may be necessary to offer and/or sell the securities or any part thereof in a manner which is valid and binding and in conformance with all applicable Laws.

4.2.5        Specific Rights With Regard to Collateral.

In addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, upon the continuance of an Event of Default, the Lender may (but shall be under no obligation to), without notice to the Borrower, and the Borrower hereby irrevocably appoints the Lender as its attorney-in-fact, with power of substitution, in the name of the Lender or in the name of the Borrower or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Borrower and without notice to the Borrower:

(a)           direct any person or entity obligated to make payments or distributions directly to the Lender;

(b)           compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable;

(c)           make exchanges, substitutions or surrenders of all or any part of the Collateral;

(d)           copy, transcribe, or remove from any place of business of the Borrower all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Lender, make such use of the Borrower’s places of business as may be reasonably necessary to administer, control and collect the Collateral;

(e)           demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;

(f)            institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;

(g)           settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

(h)           endorse or sign the name of the Borrower upon any items of payment, certificates of title, instruments, securities, powers, documents, documents of title, or other writing relating to or part of the Collateral and on any proof of claim in bankruptcy against an account debtor;

(i)            take any action and execute any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes of this Agreement;

(j)            take control in any manner of any cash or non-cash items of payments comprising the Collateral;

(k)           subject to obtaining all necessary consents, approvals, and authorizations, if any, required by applicable laws, cause the Collateral to be transferred to the Lender or to the name of one or more of the Lender’s nominees and thereafter exercise as to such Collateral all rights, powers and remedies of owners;

(l)            collect by legal proceedings or otherwise all distributions, interest, principal payments, and other sums now or hereafter payable on account of the Collateral, and hold the same as Collateral, or apply the same to the expenses incurred by the Lender in such legal proceedings or to the Obligations, the manner and distribution of the application to be determined by the Lender in its sole and absolute discretion;

(m)          enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral and in connection therewith deposit or surrender control of such Collateral thereunder, and accept other property in exchange therefor and hold or apply such property or money so received in accordance with the provisions hereof;

(n)           take any other action necessary or beneficial to realize upon or dispose of the Collateral; and

(o)           upon written instructions to the LLC, the Lender or its designees shall be entitled to become a member in the LLC in the place and stead of the Borrower and shall be entitled to exercise and enjoy all rights and privileges pertaining thereto, including without limitation, the right to (i) participate in the management and administration of the LLC’s business and affairs, (ii) require information regarding or an accounting of LLC transactions and (iii) inspect the LLC’s books.

4.2.6        Application of Proceeds.

Any proceeds of sale or other disposition of the Collateral will be applied by the Lender to the payment of the Enforcement Costs, and any balance of such proceeds will be applied by the Lender to the payment of the Obligations and the other obligations secured by this Agreement in such order and manner of application as the Lender may from time to time in its sole and absolute discretion determine.  If the sale or other disposition of the Collateral fails to fully satisfy the Obligations and the other obligations secured by this Agreement, the Borrower shall remain liable to the Lender for any deficiency, if and to the extent the Borrower is liable for the payment or performance of the Obligations under the provisions of any of the Financing Documents.

4.2.7        Performance by Lender.

If the Borrower shall fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Financing Documents, the Lender without notice to or demand upon the Borrower and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Borrower, and may enter upon the premises of the Borrower for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose and the Borrower hereby irrevocably appoints the Lender as its attorney-in-fact to do so, with power of substitution, in the name of the Lender or in the name of the Borrower or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Borrower and without notice to the Borrower.  All sums so paid or advanced by the Lender together with interest thereon from the date of payment, advance or incurring until paid in full at the highest rate of interest charged under the Note and all costs and expenses, shall be deemed part of the Enforcement Costs, shall be paid by the Borrower to the Lender on demand, and shall constitute and become a part of the Obligations.

4.2.8        Other Remedies.

The Lender may from time to time proceed to protect or enforce its rights by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants contained in this Agreement or in any of the other Financing Documents, or for an injunction against the violation of any of the terms of this Agreement or any of the other Financing Documents, or in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the Financing Documents, and/or applicable Laws.

Section 4.3             Costs and Expenses.

The Borrower shall pay on demand all reasonable costs and expenses (including reasonable attorney’s fees), all of which shall be deemed part of the Obligations, incurred by and on behalf of the Lender incident to the preparation of and in connection with this Agreement, any collection, servicing, sale, disposition or other action taken by the Lender with respect to the Collateral or any portion thereof.  Such costs and expenses shall become part of the Obligations.

Section 4.4             Receipt Sufficient Discharge to Purchaser.

Upon any sale or other disposition of the Collateral or any part thereof, the receipt of purchase money by the Lender or other Person making the sale or disposition shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obligated to see to the application thereof.

Section 4.5             Remedies, Etc. Cumulative.

Each right, power and remedy of the Lender as provided for in this Agreement or in any of the other Financing Documents or in any related instrument or agreement or now or thereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in the other Financing Documents or in any related document, instrument or agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies.

Section 4.6             No Waiver, Etc.

No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents or of any related documents, instruments or agreements, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Lender from exercising any such right, power or remedy at any later time or times.  By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents or under any related document, instrument or agreement, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this

Agreement or under any other of the Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

ARTICLE V
MISCELLANEOUS

Section 5.1             Notices.

All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement shall be given as set forth in the Financing Agreement.

Section 5.2             Amendments; Waivers.

This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Borrower.  No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing.  No course of dealing between the Borrower and the Lender and no act or failure to act from time to time on the part of the Lender shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Financing Documents or any right or remedy under this Agreement, under any of the other Financing Documents or under applicable Laws.

Section 5.3             Cumulative Remedies.

The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws.  In order to entitle the Lender to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement.  Without limiting the generality of the foregoing, the Lender may:

(a)           proceed against the Borrower with or without proceeding against the LLC or any other Person who may be liable for all or any part of the Obligations;

(b)           proceed against the Borrower with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations;

(c)           without notice, release or compromise with any guarantor or other Person liable for all or any part of the Obligations under the Financing Documents or otherwise; and

(d)           without reducing or impairing the obligations of the Borrower and without notice thereof: (i) fail to perfect the lien in any or all Collateral or to release any or all the Collateral or to accept substitute collateral, (ii) waive any provision of this Agreement or the other Financing Documents, (iii) exercise or fail to exercise rights of set-off or other rights, or

(iv) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

Section 5.4             Severability.

In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

(a)           the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

(b)           the obligation to be fulfilled shall be reduced to the limit of such validity;

(c)           if such provision or part thereof pertains to repayment of the Obligations, then, at the sole and absolute discretion of the Lender, all of the Obligations of the Borrower to the Lender shall become immediately due and payable; and

(d)           if affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

Section 5.5             Assignments by Lender.

The Lender may, with the consent of the Borrower, sell, assign or transfer to or participate with any Person or Persons all or any part of the Obligations, and each such Person or Persons shall have the right to enforce the provisions of this Agreement and any of the other Financing Documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Financing Documents as to so much of the Obligations that the Lender has not sold, assigned or transferred.  In connection with the foregoing, the Lender shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Financing Documents or otherwise; provided that each such recipient shall have executed and delivered to the Borrower a confidentiality agreement containing substantially the same terms as Section 8.21 of the Financing Agreement.

Section 5.6             Successors and Assigns.

This Agreement and all other Financing Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

Section 5.7             Applicable Law.

This Agreement, shall be governed by the Laws of the State, as if each of the Financing Documents and this Agreement had each been executed, delivered, administered and performed solely within the State.

Section 5.8             Headings.

The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

Section 5.9             Entire Agreement.

This Agreement is intended by the Lender and the Borrower to be a complete, exclusive and final expression of the agreements contained herein.  Neither the Lender nor the Borrower shall hereafter have any rights under any prior agreements but shall look solely to this Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement.

Section 5.10           Counterparts.

This Agreement may be executed in any number of duplicate originals, each of which shall be an original but all of which together shall constitute one and the same institute.

Section 5.11           Waiver of Trial by Jury.

BORROWER AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE COLLATERAL.  THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

This waiver is knowingly, willingly and voluntarily made by Borrower and the Lender, and Borrower and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect.  Borrower and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

Section 5.12           Liability of the Lender.

The Borrower hereby agrees that the Lender shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lender in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.  Except for willful misconduct or gross negligence, the Lender shall be under no liability for, and the Borrower hereby releases the Lender from, all claims for loss or damage caused by (a) the Lender’s failure to perform or collect any of the Collateral, or (b) the Lender’s failure to preserve or protect any rights of the Borrower under the Collateral.  The Borrower agrees that the duties of the Lender with respect to the Collateral shall be solely to use reasonable care in the custody and preservation of the Collateral in Lender’s possession, which shall not include any steps necessary to preserve rights against prior parties.  In the event the Lender enforces or seeks to enforce any of the rights of an owner of the LLC under any of the Collateral, the Borrower shall immediately reimburse the Lender for such costs and expenses (including actual attorney’s fees reasonably incurred) so incurred and payment of such sums shall be secured by this Agreement.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the Borrower has caused this Agreement to be executed and delivered, as of the day and year first written above.

LIQUIDITY SERVICES, INC.

By:	/s/ James M. Rallo
Name: James M. Rallo
Title: Chief Financial Officer & Treasurer

[Signature Page to Pledge, Assignment and Security Agreement]